SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 26, 2003

UNIFY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-11807 (Commission File No.)

94-2710559
(I.R.S. Employer Identification No.)
2101 Arena Blvd, Suite 100
Sacramento, California 95834
(Address of principal executive offices)

(916) 928-6400
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits

c) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit
Number	Description

99.1	Press Release dated August 26, 2003
99.2	Transcript of Portion of August 26, 2003 Conference Call

Item 12. Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On August 26, 2003, Unify Corporation (the “Company”) issued a press release regarding the company’s financial results for its first fiscal quarter ended July 31, 2003.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

In the press release the Company provided certain non-GAAP financial measures, specifically, the reconciliation of GAAP net loss to non-GAAP net income (loss) for both the most recently completed fiscal quarter and the prior year quarter. Reflected in the reconciliation were certain adjustments included in the measurement of GAAP net loss that, when reversed from GAAP net loss, the Company believes, are useful in explaining to investors its net income (loss) from ongoing operations. The Company believes this non-GAAP measure is useful because it permits investors to evaluate important expense and recovery components that may not be apparent from use of the most directly comparable GAAP financial measure.

In the conference call referred to in the press release the Company provided certain non-GAAP financial measures, specifically, the ratio of “end user” software license revenues to “indirect” software license revenues for both the most recently completed fiscal quarter and the prior year quarter.  These non-GAAP financial measures exclude from the directly comparable GAAP measures, where applicable, the revenue that is being compared.  For example, calculation of end user revenues excludes indirect revenues and vice versa.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is set forth below.  The Company believes these non-GAAP measures are useful because they permit investors to evaluate changes in important revenue components that may not be apparent from use of the most directly comparable GAAP financial measure.

The Company’s management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company’s operating performance.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.  A transcript of the portions of the conference call discussing non-GAAP financial measures is attached hereto as Exhibit 99.2.

Software License Revenue

	Quarter End July 31, 2003%		Quarter End July 31, 2002%

End user revenue	$260,000	14%	$376,000	34%

Indirect revenue	1,576,000	86%	729,000	66%

Total Revenue (GAAP)	$1,836,000	100%	$1,105,000	100%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Unify Corporation

(Registrant)

Date: August 29, 2003

By:	/s/ Peter J. DiCorti

Peter J. DiCorti
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated August 26, 2003
99.2	Transcript of Portion of August 26, 2003 Conference Call